Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
Note 20—Subsequent Events
The Company has evaluated subsequent events through the issuance date of these consolidated financial statements.
On January 1, 2022, the total shares reserved and available for future issuance under the PWP Incentive Plan increased to 13.9 million in accordance with the terms of such plan, and on March 4, 2022, the Company granted 6,322,746 RSUs to certain employees and executive officers pursuant to such plan.
On January 21, 2022, the Company closed its public offering of 3,502,033 shares of Class A common stock (the “Offering”) at a public offering price of $10.75 per share for total gross proceeds of $37.6 million, before deducting underwriting discounts and commissions. All proceeds from the Offering, net of the underwriting discounts and commissions of $0.32 per share or an aggregate of $1.1 million, were used by the Company to purchase from certain non-employee holders (i) outstanding PWP OpCo Units and (ii) outstanding shares of the Company’s Class B common stock. As a result of the use of proceeds, the non-controlling ownership interests in PWP OpCo decreased to 50.17%. Under the terms of the underwriting agreement, directors, officers and certain significant shareholders signed customary lockup agreements with respect to their ownership of Class A common stock.
On February 16, 2022, the Company’s Board of Directors declared a cash dividend of $0.07 per outstanding share of Class A common stock. This dividend will be payable on March 17, 2022 to each of the holders of Class A common stock of record as of the close of business on March 3, 2022. Holders of Class B common stock will also receive dividends equal to the amount of dividends made on 0.001 shares of Class A common stock.
On February 16, 2022, the Company’s Board of Directors approved a stock repurchase program under which the Company is authorized to repurchase up to $100.0 million of the Company’s Class A common stock with no requirement to purchase any minimum number of shares. Shares may be repurchased under the new repurchase program through open market purchases, privately negotiated transactions, block trades, accelerated or other structured share repurchase programs, or other means. The manner, timing, pricing and amount of any transactions will be subject to the Company’s discretion.
On February 18, 2022, the Company entered into a lease agreement related to the relocation of its U.K. office to 80 Charlotte Street, London, United Kingdom. The lease has an initial term of 12 years and is expected to commence in mid 2022.
On February 22, 2022, the Company entered into an amendment to its Los Angeles office lease whereby the Company will move to a larger space within the building. The lease is expected to commence in mid 2022 and is scheduled to expire on December 31, 2032.
On February 28, 2022, the Company settled an exchange of certain PWP OpCo Units and certain shares of Class B common stock for 337,048 shares of Class A common stock.